UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 1, 2005


                          Berkshire Hills Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

    DELAWARE                       1-15781                        04-3510455
 (State or other            (Commission File Number)            (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

            24 North Street, Pittsfield, Massachusetts            01201
            ------------------------------------------            ------
           (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code: (413) 443-5601
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                         ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 8.01.       Other Events
                 ------------

                  On June 1, 2005, Berkshire Hills Bancorp, Inc. ("Berkshire Hills") issued a press release in which it announced that it had completed its acquisition of Woronoco Bancorp, Inc. ("Woronoco") and that Woronoco stockholders will receive approximately 2,534,310 shares of Berkshire Hills common stock and cash payments totaling approximately $35,145,540. To clarify, the number of Berkshire Hills shares stated includes only the shares to be issued to Woronoco stockholders who made an election of stock or a combination of cash and stock, but does not include 394,482 shares to be issued to those Woronoco stockholders who failed to make an election. The total number of Berkshire Hills shares to be issued therefore is 2,928,792.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BERKSHIRE HILLS BANCORP, INC.


Date:        June 2, 2005                  By:   /s/ Gerald A. Denmark
                                              ----------------------------------
                                              Name:  Gerald A. Denmark
                                              Title: Secretary